SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2006

On2 Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

1-15117
(Commission File Number)

84-1280679
(IRS Employer Identification No.)

21 Corporate Drive, Suite 103, Clifton Park, NY 12065
(518) 348-0099
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

Item 2.02. Results of Operations and Financial Condition

On November 2, 2006, On2 Technologies, Inc., issued a press release announcing its financial results for the fiscal quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1. Press release of On2 Technologies, Inc., dated November 2, 2006, announcing its results for the quarter ended September 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2006	On2 Technologies, Inc. By: /s/ Bill Joll
Name: Bill Joll
Title: President and CEO

On2 Technologies, Inc.
Current Report On Form 8-K
Dated November 2, 2006
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 2, 2006